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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): JULY 26, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                       1-12202                               93-1120873
     (State or other jurisdiction           (Commission                          (I.R.S. Employer
           of incorporation)                File Number)                       Identification No.)



                     13710 FNB PARKWAY                                              68154-5200
                      OMAHA, NEBRASKA                                               (Zip Code)
         (Address of principal executive offices)
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                                 (402) 492-7300
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      99.1  Northern Border Partners, L.P. press release dated July 26, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

         We anticipate realizing income in 2004 or 2005 of $2 million to $4 million related to adjustments to reserves for certain claims filed in the Enron Corp. bankruptcy proceedings. Currently, we have fully reserved these claims. On July 15, 2004, Enron's Joint Chapter 11 Plan ("Plan") was approved by the U.S. Bankruptcy Court of the Southern District of New York. However, the Plan has not yet become effective and a number of parties have filed Notices of Appeal, which could delay the effective date and/or change the terms of the Plan. There can be no assurances on the amounts of the claims recovered or timing of distributions under the Plan.

         On July 20, 2004, the D.C. Circuit Court of Appeals issued an opinion in BP West Coast Products, LLC v. FERC (the SFPP, LP matter) that reversed the Federal Energy Regulatory Commission's ("FERC") decision that provided for an income tax allowance in the rates for SFPP, LP, a limited partnership. The D.C. Circuit remanded the case to FERC for the FERC's determination regarding the proper tax allowance. We have not fully analyzed the SFPP decision, and we do not know the scope, timing or outcome of any FERC proceeding(s) related to the remand. However, we believe that Northern Border Pipeline's specific circumstances are different from those of SFPP and many other pipeline partnerships, given Northern Border Pipeline's particular circumstances regarding its tariff, deferred income tax treatment, FERC orders and underlying agreements with shippers.

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that these expectations are based on reasonable assumptions, there is no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include developments in the voluntary petition for bankruptcy including the outcome of Enron's Chapter 11 process and the effects of any regulatory proceeding based on the D.C. Circuit Court of Appeals opinion on pipeline partnerships.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS
                AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a copy of a press release, dated July 26, 2004, announcing Northern Border Partners, L.P.'s financial results for the second quarter of 2004 and updated earnings guidance for 2004.

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Northern Border Partners, L.P.
                                        (A Delaware Limited Partnership)



Dated: July 26, 2004                    By: /s/ Jerry L. Peters
                                            ------------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer


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                                  EXHIBIT INDEX



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
Exhibit 99.1 --   Northern Border Partners, L.P. Press Release dated July 26,
                  2004.
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